Exhibit 10.2
Execution Version Privileged & Confidential
Subject to FRE 408 and State Law Analogues

LEASE AGREEMENT

THIS LEASE AGREEMENT (the “Lease”) is made and entered into as of September 14, 2023 (the “Effective Date”), by and between APPHARVEST MOREHEAD FARM, LLC, a Delaware limited liability company (the “Lessor”), and CEFF II APPHARVEST HOLDINGS, LLC, a Delaware limited liability company (the “Lessee”).

W I T N E S S E T H:

WHEREAS, Lessor is the owner of that certain real property commonly known as 500 Appalachian Way, Morehead, Kentucky 40351, which real property is more particularly described on Exhibit A attached hereto and made a part hereof (the “Real Property”), along with all buildings, structures, driveways, parking lots, walkways, landscaping and other appurtenances thereto (the “Improvements”); and

WHEREAS, Lessor is the owner of all that certain furniture, fixtures, equipment and personal property located at the Real Property (the “FF&E”; and, together with the Real Property and the Improvements, the “Property”); and

WHEREAS, Lessee desires to lease the Property, and Lessor is willing to lease the Property to Lessee, upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, Lessor and Lessee hereby agree as follows:
1.    Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the Property, upon the terms and conditions set forth in this Lease.

2.    Term. The term of this Lease (the “Term”) shall commence on the Effective Date (the “Commencement Date”) and shall expire on October 14, 2023 (the “Expiration Date”) unless sooner terminated pursuant to the terms hereof.

3.    Rent. In lieu of any rent payment, Lessee shall fulfill the obligations under this Lease for the benefit of Lessor, including obtaining and maintaining the insurance set forth in Section 10 below.

4.    Use of Property. Lessee may use the Property for the purpose of an indoor farm, agricultural facility, warehouse and any other use permitted under applicable law. Notwithstanding the foregoing, and the lease of the Property to Lessee, Lessee hereby agrees that Lessor shall continue its occupancy and operation of the Property. Lessee hereby assigns all rights related to use and occupancy to Lessor and delegates to Lessor all obligations to maintain and repair the Property, and Lessor hereby accepts such assignment and assumes such obligations; provided that Lessor’s responsibilities shall extend solely to ordinary maintenance and Lessor shall

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Exhibit 10.2

not be responsible for matters customarily covered by property and/or liability insurance policies obtained in the ordinary course by similar businesses.

5.    Covenants, Representations and Warranties of Lessee. Lessee hereby covenants with, and represents and warrants to, Lessor as follows:

(a)    Lessee is duly formed and organized under the laws of the State of Delaware, and is, and shall at all times during the Term be, in good standing with all governmental agencies and bodies regulating Lessee;

(b)    Lessee has full right, power and authority to enter into this Lease and to perform each and all of its duties and obligations hereunder, and that neither the execution of this Lease by Lessee nor the performance of Lessee’s obligations hereunder will constitute a breach or default (or an event which, with the passage of time or giving of notice or both, would constitute a breach or default) under any contract or agreement (oral or written) to which Lessee is a party; and

(c)    The person signing this Lease on behalf of Lessee has full right, power and authority to so act on Lessee’s behalf and to bind Lessee to each and all of the terms hereof.

6.    Covenants, Representations and Warranties of Lessor. Lessor hereby covenants with, and represents and warrants to, Lessee as follows:

(a)    Lessor is duly formed and organized under the laws of the State of Delaware, and is, and shall at all times during the Term be, in good standing with all governmental agencies and bodies regulating Lessor;

(b)    Lessor has full right, power and authority to enter into this Lease and to perform each and all of its duties and obligations hereunder, and that neither the execution of this Lease by Lessor nor the performance of Lessor’s obligations hereunder will constitute a breach or default (or an event which, with the passage of time or giving of notice or both, would constitute a breach or default) under any contract or agreement (oral or written) to which Lessor is a party;

(c)    The person signing this Lease on behalf of Lessor has full right, power and authority to so act on Lessor’s behalf and to bind Lessor to each and all of the terms hereof; and

(d)    Without limiting any other provision of this Lease, Lessor’s use and occupancy of the Property shall at all times comply with all applicable municipal, county, state and federal laws, ordinances, rules and regulations (including, without limitation, all applicable zoning ordinances and the Americans With Disabilities Act).

7.    Maintenance and Repair of Property; Access Area. Lessor shall keep and maintain the Property and all improvements thereon, including but not limited to the roof, structural foundation, walls, plumbing, heating and air conditioning equipment, if any, of the improvements thereon, and all appurtenances thereto, in good order, condition and repair, at its sole cost and expense, it being expressly agreed and acknowledged that Lessee shall have no responsibility whatsoever for any such maintenance or repair.

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Exhibit 10.2

8.    Utilities and Other Services. Lessor shall, if necessary, cause meters to be installed on the Property to measure the consumption of gas, water, electricity, telephone, and any other utility used on or in connection with the Property. Lessor shall, upon receipt of the utility bill or bills, pay all charges for consumption of such utilities at the Property and, if Lessee so requests, provide evidence of the payment of such charges to Lessee. In addition, Lessor shall be responsible for any and all sanitary sewer charges levied or assessed against the Property.

9.    Insurance; Waiver of Subrogation.

(a)    Lessor agrees that it will not keep, use, sell or offer for sale in or upon the Property any article which may be prohibited by the fire and casualty insurance policy carried by Lessee with respect to the Property. Lessor represents and warrants to and covenants with Lessee that it will not use the Property for any purpose which increases the cost of insuring the Property.

(b)    Lessee shall, during the Term, maintain property insurance with respect to the Real Property and Improvements, as Lessee in consultation with Lessor determines necessary and appropriate, and shall pay all premiums for such insurance.

(c)    Without limiting any release or waiver of liability or recovery contained elsewhere in this Lease, each of the parties hereto waives all claims for recovery from the other party for any loss or damage to any of its property to the extent covered by property insurance carried by such party. Any property insurance obtained by Lessor or Lessee shall contain a waiver of subrogation against the other party, consistent with the terms of this Section 10(c).

10.    Waiver. Except to the extent caused by the negligence or willful misconduct of Lessor, its agents or employees, Lessee and Lessee’s agents and employees shall not be liable for, and Lessor waives all claims for damage to person or property sustained by Lessor or any party claiming by or through Lessor resulting from, any accident or occurrence in or upon the Property.

11.    Assignment; Subletting. Neither party may assign this Lease without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned, or delayed.

12.    Liens. Without limiting any other term or provision of this Lease, Lessor and Lessee each hereby covenants to the other that it shall not permit any lien to attach to the Property or any portion of the Property. If any such lien shall attach, the party causing such lien to attach shall promptly cause the same or any claim therefor to be released.

13.    Events of Default; Remedies. In the event that either party fails to perform any term, condition, or covenant set forth herein, and such failure continues for more than thirty
(30) days after notice from the non-defaulting party to the defaulting party, the non-defaulting party may immediately terminate this Lease.

14.    Miscellaneous.

(a)    Nonwaiver. The waiver of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition for any

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Exhibit 10.2
subsequent breach of the same or any other term, covenant or condition herein contained. No covenant, term or conditions of this Lease shall be deemed to have been waived, unless such waiver shall be made in an express writing by the benefitted party.

(b)    Entire Agreement. This Lease and the Exhibits attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Lessor and Lessee concerning the subject matter hereof and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

(c)    Notices. Any notice, demand, request or other instrument which may be or are required to be given under this Lease shall be delivered in person or sent by United States certified mail postage prepaid and shall be addressed (1) if to Lessor: AppHarvest Richmond Farm, LLC, c/o AppHarvest, Inc., Attn: Gary Broadbent, Email: info@appharvest.com, or at such address as Lessor may designate by written notice and (2) if to Lessee: CEFF II AppHarvest Holdings, LLC, c/o Controlled Environment Foods Fund, LLC, Attn: Nick Houshower, Email: houshower@eq-cap.com, or at such other address as Lessee shall designate by written notice. Notices and demands shall be deemed given on the second (2nd) business day after when mailed or, if made by personal delivery, then upon such delivery.

(d)    Captions. The captions and section numbers appearing in this Lease are inserted only as a matter of convenience and in no way shall be construed as defining or limiting the scope or intent of the provisions of this Lease nor in any way affect this Lease.

(e)    Governing Law. The laws of the state of New York shall govern the validity, performance and enforcement of this Lease.

(f)    Severability. If any term, covenant or condition of this Lease or the application thereof to any party or circumstance shall, to any extent, by invalid, or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

(g)    No Partnership. The relationship between the Lessor and Lessee is that of landlord-tenant and this Lease in no way creates a partnership, joint venture, agency or other relationship between them. Each party will be responsible for its respective obligations hereunder and for its own liabilities incurred in the course of its business. In particular, Lessor shall have no liability whatsoever for any compensation or benefits owed by Lessee to its employees or contractors, which Lessee will pay on a timely basis.

[page intentionally left blank; signatures on following page]

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Exhibit 10.2

IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be executed as of the date and year first above written.

LESSOR:

APPHARVEST MOREHEAD FARM, LLC, a Delaware limited liability company

By:	/s/ Gary Broadbent
Name:	Gary Broadbent
Its:	Chief Restructuring Officer

LESSEE:

CEFF II APPHARVEST HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Nick Houshower
Name:	Nick Houshower
Its:	MR

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Exhibit 10.2

EXHIBIT A

LEGAL DESCRIPTION OF THE PROPERTY

TRACT A

A certain parcel of land located in Rowan County, Kentucky on east side of Kentucky State Route 801 and more particularly described as follows:

Beginning at a point in the east right of way of KY 801 on the south side of an existing farm entrance, said farm entrance being approximately 210 feet north of the intersection of KY-801 and Airport Road, thence leaving said right of way and through the lands now or formerly owned by Canada Coal for the following eighty-two (82) calls;

South 86°11'28" East a distance of 741.54 feet to a post, said post being witnessed by a set iron pin and cap stamped °LS3870° eight feet from the fence post;

Thence North 45°22'24" East a distance of 57.48 feet to a post, said post being witnessed by a set iron pin and cap stamped "LS3870" one foot from the fence post;

Thence South 85°16'23" East a distance of 21.06 feet to a post, said post being witnessed by a set iron pin and cap stamped "LS3870" six feet from the fence post;

Thence North 09°04'39" East a distance of 37.09 feet to a point in the creek, Thence with the center of the creek for the following ten (10) calls:

North 10°42'47" East a distance of 87.76 feet to a point;

Thence North 04°53'57" East a distance of 27.29 feet to a point;

Thence North 18°53'10" West a distance of 31.20 feet to a point;

Thence North 33°41'24" West a distance of 56.02 feet to a point;

thence North 37°18'14" West a distance of 41.02 feet to a point;

Thence North 09°53'38" West a distance of 67.82 feet to a point;

Thence North 14°58'00" West a distance of 162.44 feet to a point;

Thence North 30°18'10" West a distance of 68.64 feet to a point;

Thence North 32°30'13" West a distance of 168.31 feet to a point;

Thence North 14°15'36" West a distance of 214.67 feet to a point, said point being witnessed by a set iron pin and cap stamped "LS3870" ten feet from the center of the creek, Thence leaving the center of the creek and continuing through the lands now or formerly owned by Canada Coal;

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Exhibit 10.2

North 90°00'00" East a distance of 177.88 feet to a set iron pin and cap stamped "LS38700";

Thence North 56°13'43" East a distance of 191.53 feet to a set iron pin and cap stamped "LS3870";

Thence South 87°27'57" East a distance of 703.59 feet to a set iron pin and cap stamped "LS3870";

Thence North 85°30'35" East a distance of 426.47 feet to a set iron pin and cap stamped "LS3870";

Thence North 89°17'25" East a distance of 403.31 feet to a set iron pin and cap stamped "LS3870";

Thence North 90°00'00" East a distance of 1,999.36 feet to a set iron pin and cap stamped "LS3870";

Thence North 04°51'19" West a distance of 184.06 feet to a set iron pin and cap stamped "LS3870";

Thence North 73°39'21" East a distance of 671.66 feet to a set iron pin and cap stamped "LS3870";

Thence South 11°30'28" East a distance of 312.63 feet to a set iron pin and cap stamped "LS3870";

Thence South 11°30'28" East a distance of 758.14 feet to a set iron pin and cap stamped "LS3870";

Thence South 13°32'40" East a distance of 541.83 feet to a set iron pin and cap stamped "LS3870";

Thence South 49°09'00" East a distance of 561.53 feet to a set iron pin and cap stamped "LS3870";

Thence South 47°03'13" East a distance of 774.49 feet to a set iron pin and cap stamped "LS3870";

Thence South 85°26'55" East a distance of 150.19 feet to a set iron pin and cap stamped "LS3870";

Thence South 42°47'44" East a distance of 645.75 feet to a set iron pin and cap stamped "LS3870";

Thence South 51°48'32" East a distance of 139.22 feet to a set iron pin and cap stamped "LS3870";

Thence South 87°27'48" East a distance of 160.42 feet to a set iron pin and cap stamped "LS3870";

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Exhibit 10.2
Thence South 57°53'37" East a distance of 61.07 feet to a set iron pin and cap stamped "LS3870";

Thence South 88°04'41" East a distance of 75.61 feet to a set iron pin and cap stamped "LS3870";

Thence South 45°06'02" East a distance of 34.31 feet to a flagged 14" Walnut;

Thence South 29°58'46" East a distance of 119.00 feet to a set iron pin and cap stamped "LS3870";

Thence South 41°54'12" West a distance of 230.35 feet to a set iron pin and cap stamped "LS3870";

Thence South 24°30'25" West a distance of 235.19 feet to a set iron pin and cap stamped "LS3870";

Thence South 40°22'02" West a distance of 432.61 feet to a set iron pin and cap stamped "LS3870";

Thence South 22°22'36" West a distance of 428.63 feet to an iron pin and cap found stamped "2766CURD";

Thence North 10°09'49" West a distance of 186.89 feet to an iron pin and cap found stamped "2766CURD";

Thence North 79°25'59" West a distance of 247. feet to an iron pin and cap found stamped "2766CURD";

Thence North 59°32'15" West a distance of 260.44 feet to an iron pin and cap found stamped "2766CURD";

Thence South 53'41'10" West a distance of 157.51 feet to a set iron pin and cap stamped "LS3870";

Thence North 60°04'53" West a distance of 87.85 feet to a set iron pin and cap stamped "LS3870";

Thence North 10°44'13" West a distance of 87.91 feet to an iron pin and cap found stamped "2766CURD";

Thence North 55°24'11" West a distance of 194.58 feet to an iron pin and cap found stamped "2766CURD";

Thence North 78'51'34" West a distance of 219.41 feet to an iron pin and cap found stamped "2766CURD";

Thence North 78°51'34" West a distance of 246.78 feet to an iron pin and cap found stamped "2766CURD";

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Exhibit 10.2
Thence North 69°49'22" West a distance of 261.51 feet to a set iron pin and cap stamped "LS3870";

Thence North 69°49'22" West a distance of 232.88 feet to an iron pin and cap found stamped "2766CURD";

Thence North 41°51'50" West a distance of 319.38 feet to a flagged fence corner post;

Thence South 83°26'34" West a distance of 608.39 feet to an iron pin and cap found stamped "2766CURD";

Thence South 35°10'59" West a distance of 168.52 feet to an iron pin and cap found stamped "2766CURD";

Thence North 63°21'20" West a distance of 170.26 feet to a set iron pin and cap stamped "LS3870";

Thence South 28°06'08" West a distance of 127.47 feet to a set iron pin and cap stamped "LS3870'

Thence North 70°46'44" West a distance of 33.52 feet to a set iron pin and cap stamped "LS3870";

Thence North 24°20'33" East a distance of 141.19 feet to an iron pin and cap found stamped "2766CURD";

Thence South 78°24'01" West a distance of 327.40 feet to an iron pin and cap found stamped "2766CURD";

Thence North 52°54'33" West a distance of 463.70 feet to an iron pin and cap found stamped "2766CURD";

Thence North 49°00'45" West a distance of 171.09 feet to an iron pin and cap found stamped "2766CURD";

Thence North 78°40'57" West a distance of 332.99 feet to an iron pin and cap found stamped "2766CURD";

Thence South 86°30'25" West a distance of 227.91 feet to an iron pin and cap found stamped "2766CURD";

Thence South 63°36'55" West a distance of 295.80 feet to an iron pin and cap found stamped "2766CURD";

Thence North 86°11'49" West a distance of 170.40 feet to an iron pin and cap found stamped "2766CURD";

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Exhibit 10.2

Thence North 44°27'48" West a distance of 195.64 feet to an iron pin and cap found stamped "2766CURD";

Thence North 69°40'43" West a distance of 277.86 feet to an iron pin and cap found stamped "2766CURD"

T hence North 02°24'12" East a distance of 298.42 feet to a set iron pin and cap stamped "LS3870";

Thence North 15°30'05" East a distance of 199.71 feet to a set iron pin and cap stamped "LS3870";

Thence North 55'23'11" West a distance of 396.99 feet to a set iron pin and cap stamped "LS3870";

Thence South 27°09'48" West a distance of 12.73 feet to a set iron pin and cap stamped "LS3870";

Thence North 80°14'07" West a distance of 291.62 feet to a set iron pin and cap stamped "LS3870";

Thence South 84°37'43" West a distance of 53.97 feet to a set iron pin and cap stamped "LS3870";

Thence South 78°13'13" West a distance of 63.42 feet to a set iron pin and cap stamped "LS3870";

Thence South 74°50'25" West a distance of 75.24 feet to a set iron pin and cap stamped "LS3870";

Thence South 78°23'09" West a distance of 25.33 feet to a flagged fence corner post;

Thence North 41°43'31" West a distance of 78.19 feet to a set iron pin and cap stamped "LS3870";

Thence North 42°58'36" West a distance of 123.50 feet to a set iron pin and cap stamped "LS3870";

Thence South 82°29'20" West a distance of 132.54 feet to a set iron pin and cap stamped "LS3870";

Thence South 80°27'04" West a distance of 169.06 feet to a set iron pin and cap stamped "LS3870";

Thence South 80°04'47" West a distance of 103.43 feet to a point in the east right of way of KY 801;

Thence with the east right of way of KY801 for the following three (3) calls:

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Exhibit 10.2

Thence North 33°34'15" West a distance of 124.02 to a set iron pin and cap stamped "LS3870";

Thence North 30°37'16" West a distance of 210.36 feet to a point;

Thence with a curve to the right with an Arc Length of 502.98 feet, a Radius of 1,145.34 feet, a Chord Bearing of North 16°45'18" West and a Chord Length of 498.95 feet to the point of beginning, containing 366.177 acres.

EXCEPTING from the above-described 366.177 acre tract is a 3.224 acre tract conveyed by Morehead Farm, LLC, f/k/a AppHarvest Morehead, LLC, a Delaware limited liability company, to East Kentucky Power Cooperative, Inc., a Kentucky Corporation, by Deed dated October 10, 2020, and recorded November 9, 2020, in Deed Book 277, Page 522, Rowan County Clerk's Office, and described as follows:

This being part of TRACT A of that property acquired by Appharvest Morehead, LLC by deed from Maple Leaf Holdings, LLC, dated the 15th day of April, 2019, and of record in Deed Book 271, page 462, In the Rowan County Court Clerk's Office and being more particularly described as follows:

Tract 1

BEGINNING at an iron pin found, PI.514. 3870, said pin being:

•    the Northeast Corner of the Parcel being described

•    Being Corner Number 25 of the Parent Tract of Appharvest Morehead, LLC ( Tract A,
D.B. 271, Pg. 462)

•    having KY Single Zone NAD83 Coordinates of N=3970920.41 E=5555320.78

•Being approximately N82°12'48"E — 5060 feet from the intersection of centerlines of KY 801     and Bluebank Road

•    Being a Western Corner of Kevin B. Marcum (D.B. 221, Pg. 191)

•    Lying on the waters of Bull Fork being a tributary of the North Fork of Tripplett Creek

•    Lying south of the community of Sharkey, Rowan County, Kentucky

•    And being the POINT OF BEGINNING for this description;

Thence with the western line of Kevin B. Marcum (D.B. 221, Pg. 191), 549°12'48"E — 324.50 feet to an iron pin set, (5/8" x 18" rebar with aluminum cap bearing PLS-3916, as will be typical for all set corner monuments), said pin being on the western line of Kevin B. Marcum (D.B. 221, Pg. 191)and being N49°12'48"W — 237.85 feet from an iron pin found, PLS 3870, said pin found being Corner Number 26 of Appharvest Morehead, LLC (Tract A, D.B. 271, Pg. 462);

Thence leaving the western line of Kevin B. Marcum (D.B. 221, Pg. 191)and with three new courses across the Parent Tract:

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Exhibit 10.2

540°47'13"W - 340.44 feet to an iron pin set,

N49°12'47"W — 500.47 feet to an iron pin set and

N68°07'15"E - 383.23 feet to the Point of Beginning and containing 3.224 acres by survey

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